Investments (PCI Investments Acquired) (Details) (Fixed maturity securities [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Fixed maturity securities [Member]
Purchased credit impaired investments as of their respective acquisition dates
Contractually required payments receivable (including interest)	$ 238	$ 172
Cash flows expected to be collected	183	88
Fair value of investments acquired	$ 128	$ 55